                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       PURSUANT TO RULE 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): MAY 2, 2001

                        VIATEL HOLDING (BERMUDA) LIMITED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           BERMUDA                                               00-0000000
           -------                  ------------                 ----------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)



        INBUCON HOUSE, WICK ROAD, EGHAM, SURREY TW20 0HR, UNITED KINGDOM
      -------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: +44 1784 494 200




                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

PLAN OF REORGANIZATION

On May 2, 2001, Viatel, Inc. (the "Predecessor") and certain of its subsidiaries (with the Predecessor, collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the District of Delaware (the "Court").

In April 2002, the Debtors submitted to the Court a First Amended Joint Chapter 11 Plan of Reorganization to resolve their outstanding creditor claims and stockholder or equity interests (the "Plan"). The Plan was confirmed by the Court on May 21, 2002 and became effective on June 7, 2002 (the "Effective Date"). A copy of the Amended Disclosure Statement (the "Disclosure Statement") dated April 2, 2002 with respect to the Plan is set forth as Exhibit 2.1 to this Current Report. The Plan is set forth as an exhibit to the Disclosure Statement.

As set forth in more detail in the Disclosure Statement, during the course of the Chapter 11 case the Predecessor, together with and through its domestic and foreign subsidiaries (collectively, the "Company") closed, disposed of, or, due to the institution of bankruptcy related proceedings, lost control over various businesses and assets, including:

    o the Company's voice businesses, which generated approximately 75% of the Predecessor's consolidated group revenues;
    o   the Company's interests in transatlantic cables;
    o the Company's interests in approximately 25,000 route kilometers of metropolitan fiber assets; and
    o the Company's interests in approximately 2,200 kilometers of its European network.

Commencing as of the Effective Date, a series of share transfers was made whereby various European operating subsidiaries (the "European Subsidiaries") previously held directly or indirectly by the Predecessor, became, as contemplated under the Plan, wholly-owned direct or indirect subsidiaries of Viatel Holding (Bermuda) Limited (the "Successor").

Additionally, under the terms of the Plan, VTL, Inc. ("VTL"), a newly formed subsidiary of the Predecessor, was authorized to serve as disbursing agent (with the rights to designate other disbursing agents) with respect to distributions required under the Plan. Accordingly, on or after the Effective Date and to the extent not otherwise disposed of pursuant to the Plan, the property of the Debtors, and/or of their respective estates (the "Debtors' Property"), vested in VTL.

Under the Plan, ownership of the Debtors' Property not otherwise disposed of pursuant to the Plan was intended ultimately to pass to, or remain with, the Successor or its direct and indirect subsidiaries. Ownership of VTL was transferred to the Successor in January 2003.

Consequently, following the various asset and share transfers as described above and as contemplated under the Plan and the development of the Successor's business as contemplated by the Plan, the Successor and its direct and indirect subsidiaries became or remained the owners of the shares in the European Subsidiaries and of various operational assets including:

    o the fiber optic telecommunications network extending over approximately 6,800 kilometres and connecting 19 principal cities in 6 European countries previously owned by the Company;
    o    leased capacity to and a point of presence in New York;
    o    a number of inoperative voice switches; and
    o    certain receivables and cash-on-hand of the Predecessor.

Under the Plan, various claims against the Debtors were divided into classes. Holders of certain unclassified claims, including administrative claims and priority tax claims, received payment in cash either on the distribution date, as such claims were liquidated, or in instalments over time, as permitted by the Bankruptcy Code, or as agreed with the holders of such claims. All other claims and interests were classified into six classes and received the distributions and recoveries (if any) described in the table below. Under the Plan, equity interests (Class 6) in the Predecessor, including common stock, preferred stock, warrants and options of the Predecessor, were cancelled and the holders of such interests received no distributions.

Under the Plan, 1,440,000 shares of the Successor were reserved for issuance upon exercise of incentive share options under the Successor's share incentive plan.

CLASS DESCRIPTION                                      TREATMENT UNDER THE PLAN
-----------------                                      ------------------------
Class 1 - Other Priority Claims                        Unimpaired
--------------------------------------------------------------------------------------------------------
Class 2 - Convenience Claims (Unsecured Claims of      Unimpaired
Face Amount $500 or less, excluding any Intercompany
Claims)
--------------------------------------------------------------------------------------------------------
Class 3.01 - NTFC Secured Claim                        Unimpaired
--------------------------------------------------------------------------------------------------------
Class 3.02 - Other Secured Claims                      Unimpaired
--------------------------------------------------------------------------------------------------------
Class 4 - General Unsecured Claims                     Pro rata share of 88% of the equity capital of the
                                                       Successor
---------------------------------------------------------------------------------------------------------
Class 5 - Intercompany Claims                          Extinguished
---------------------------------------------------------------------------------------------------------
Class 6 - Interests                                    Cancelled
---------------------------------------------------------------------------------------------------------

Following the Effective Date, the Board of Directors of the Successor (the "Board") included the Successor's Chief Executive Officer. Subsequently, four directors, as nominated by the Creditors' Committee, were appointed to the Board as required by the Plan.

During the course of 2003, the Successor put in place a new senior management team. Michael Mahoney resigned from the office of director of the Successor in April 2003. Michael Mahoney had acted as Chief Executive Officer and Chairman of the Board. Leslie Goodman was appointed by the Board as Chairman. Lucy Woods joined the Successor as the Chief Executive Officer and a director in May 2003. James Prenetta resigned as Senior Vice President and General Counsel in May 2003 and Mark Harrison resigned as Senior Vice President, Sales in August 2003. The Successor appointed Luke Mann as Senior Vice President, Sales and Service in August 2003 and Roberto Bonanzinga as Senior Vice President, Marketing and Stuart Blythe as Senior Vice President and General Counsel in September 2003.

The current Board consists of the following individuals, the majority of whom qualify as "independent directors" as defined in NASD Rule 4200(14):


         Leslie Goodman (Chairman)
         Lucy Woods
         S. Dennis Belcher
         Kevin Power
         Edward Greenberg
         Thomas Doster


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

EXHIBIT NUMBER           DESCRIPTION OF EXHIBIT
--------------           ----------------------
2.1                      Disclosure Statement with respect to the First Amended Joint Chapter 11 Plan of
                         Reorganization of Viatel, Inc. and Certain of its Subsidiaries






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





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             VIATEL HOLDING (BERMUDA) LIMITED
                                             (Registrant)

                                             By:  /s/ Stephen Grist
                                                  ------------------------------
                                                  Name:  Stephen Grist
                                                  Title: Chief Financial Officer

Date: January 22, 2004

                                  EXHIBIT INDEX


EXHIBIT NUMBER           DESCRIPTION OF EXHIBIT
--------------           ----------------------
2.1                      Disclosure Statement with respect to the First Amended Joint Chapter 11 Plan of
                         Reorganization of Viatel, Inc. and Certain of its Subsidiaries





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